Exhibit 99.1

July 13, 2020

Via Email

Jan F. Salit

Dear Jan:

This letter agreement confirms that your retirement from your at-will employment with CIM Commercial Trust Corporation (“Company”) is scheduled to become effective as of September 16, 2020 (your “Retirement Date”). Between today and your Retirement Date (the “Interim Period”), you will remain an at-will employee subject to the terms of the Amended and Restated Executive Employment Contract (the “Employment Agreement”).

From now through your Retirement Date, you agree to comply with the following (hereafter, collectively referred to as the “Continuation Covenants”):

1.	to continue to assist Company in the mutual goal of a seamless transition of your duties;

2.	to continue to be subject to all customary expectations with respect to employee conduct, and not take action that may give rise to a Cause termination, as that term is defined in the Employment Agreement; and

3.	to maintain and uphold the name and professional reputation of Company and to refrain from directly or indirectly making any statements to any person or entity about Company which would place Company in a bad light.

Subject to your adherence to the Continuation Covenants, Company will continue to pay your current base salary on normally scheduled payroll dates through your Retirement Date, and you will continue to enjoy the employment benefits currently provided to you by Company.

Without limiting the applicability of the other provisions of the Employment Agreement: (i) should you be unable to perform your services during the Interim Period by reason of illness or total incapacity, the provisions of Section 9 of the Employment Agreement shall apply; (ii) should you pass away during the Interim Period, the provisions of Section 10 of the Employment Agreement shall apply; and (iii) should your employment with the Company be terminated without Cause during the Interim Period, the provisions of Section 14 of the Employment Agreement shall apply.

You will be paid any accrued but unpaid base salary and any accrued, unused vacation time available to you on your Retirement Date (in each case less withholding amounts) and your health insurance coverage will continue through the month of your Retirement Date. Thereafter, you will have the opportunity to continue health insurance benefits provided through Company's plan pursuant to COBRA. Information about your COBRA rights will be sent to you under separate cover at or around the time of your Retirement Date.

Jan F. Salit

July 13. 2020

You are being offered a payment in the amount of Four Hundred Fifty Thousand Dollars ($450,000), to be paid to you in a lump sum, less withholding amounts (the “Benefit”).

Company’s fulfillment of the Benefit, which is otherwise irrevocable, is conditioned upon your satisfaction of all of the following conditions: (a) you may not voluntarily end your employment before the Retirement Date; (b) you must sign the Retirement Agreement attached as Exhibit “A” and incorporated herein by this reference (the “Retirement Agreement”) on or after your Retirement Date and return it within twenty-one (21) days thereafter to David Thompson at dthompson@cimgroup.com; (c) you must not thereafter revoke your signature on the Retirement Agreement pursuant to paragraph 9.2 of the Retirement Agreement (which provides that you will have seven (7) days after you sign the Retirement Agreement to revoke your signature) and (d) you must not have breached your obligations pursuant to the Continuation Covenants.

You represent and agree that prior to signing this letter agreement, you have not filed any lawsuit, administrative complaint, arbitration, or charge of any kind with any court, governmental or administrative agency or arbitrator asserting any claim or claims against Company.

In consideration of your opportunity to receive the Benefit, you must sign and date this letter agreement below to indicate your understanding of, and agreement to, the terms of this letter agreement, and return a signed copy of this letter agreement to the Company or its counsel within five (5) days of the date of delivery of this letter agreement.

Throughout the Interim Period and thereafter, you remain subject to certain confidentiality obligations which are not affected by any term or provision of this letter agreement.

This letter agreement supersedes all other agreements between Company and you concerning the subject matter herein. In signing this letter agreement, you are not relying upon any agreement, representation, written or oral statement, understanding, omission, or course of conduct that is not expressly set forth in this letter agreement. The terms of this letter agreement may not be modified, amended or waived except in writing signed by you and an authorized representative of Company.

On behalf of everyone at Company, we thank you for your transitional services during the Interim Period and wish you all the best in your retirement.

Sincerely,

CIM COMMERCIAL TRUST CORPORATION

/s/ David Thompson
David Thompson
Chief Executive Officer

Jan F. Salit

July 13. 2020

I have carefully read, understand and agree completely to the foregoing. I have been given the opportunity to consult with an attorney of my own choice, unaffiliated with Company, and I enter into this letter agreement voluntarily.

Signature:

/s/ Jan F. Salit	7/13/2020
Jan F. Salit	Date

Exhibit A

RETIREMENT AGREEMENT

This Agreement (“Retirement Agreement”), dated as of September [ ], 2020, is made by and between CIM Commercial Trust Corporation (“Company”) and Jan F. Salit (“Employee”) with respect to the following facts:

WHEREAS, Employee was previously employed by the Company pursuant to the Amended and Restated Executive Employment Contract (the “Employment Agreement”);

WHEREAS, Employee has retired from Company effective as of September [ ], 2020 (the “Retirement Date”);

WHEREAS, Company would like to support such retirement, subject to and conditioned on the terms set forth in this Retirement Agreement; and

THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, it is agreed by and between the undersigned as follows:

1.     Payment. Employee acknowledges that Employee has received all compensation and the monetary equivalent of the accrued, unused vacation available to Employee through the Retirement Date. In exchange for the promises set forth herein and subject to the provisions of the last sentence of this Section 1, Company agrees to pay Employee an additional Four Hundred Fifty Thousand Dollars ($450,000), less all appropriate federal and state income and employment taxes, to which Employee agrees Employee is not otherwise entitled (the “Payment”). Employees acknowledges and agrees that the Payment constitutes adequate legal consideration for the promises and representations made by Employee in this Retirement Agreement. The Payment will be paid to Employee within [ ] business days of the Effective Date (as that term is defined in Section 9.2), provided Employee has not revoked this Retirement Agreement in accordance with Section 9.2,Employment Agreement.

2.     General Mutual Release.

2.1        Employee unconditionally, irrevocably and absolutely releases and discharges Company, and any parent or subsidiary corporations, divisions or affiliated corporations, partnerships or other affiliated entities of the foregoing, past and present, as well as their respective employees, officers, members, principals, partners, managers, directors, shareholders, agents, successors and assigns (collectively, “Released Parties”), from all claims related in any way to the transactions or occurrences between them to date, to the fullest extent permitted by law, including, but not limited to, Employee’s employment with Company, the termination of Employee’s employment, and all other losses, liabilities, claims, charges, demands and causes of action, known or unknown, suspected or unsuspected, arising directly or indirectly out of or in any way connected with Employee’s employment with Company and the termination of employment with Company. This release is intended to have the broadest possible application and includes, but is not limited to, any tort, contract, common law, constitutional or other statutory claims, including, as applicable, but not limited to alleged violations of the California Labor Code, the California Government Code, the Equal Pay Act, the California Fair Employment and Housing Act, Title VII of the Civil Rights Act of 1964, the Family Medical Leave Act, the California Family Rights Act, the Americans with Disabilities Act, the Age Discrimination in Employment Act of 1967, as amended by the Older Workers Benefit Protection Act, the National Labor Relations Act, the Fair Labor Standards Act, the Texas Statutes, the Texas Labor Code Annotated, and any other federal, state or local law, act, regulation or ordinance, and all claims for attorneys’ fees, costs and expenses.

1 of 4

Exhibit “A”

2.2        Company unconditionally, irrevocably and absolutely releases and discharges Employee from all claims related in any way to the transactions or occurrences between them to date, to the fullest extent permitted by law, including, but not limited to, Employee’s employment with Company, the termination of Employee’s employment, and all other losses, liabilities, claims, charges, demands and causes of action, known or unknown, suspected or unsuspected, arising directly or indirectly out of or in any way connected with Employee’s employment with Company, and the termination of employment with Company. This release is intended to have the broadest possible application and includes, but is not limited to, any tort, contract, common law, constitutional or other statutory claims, including, as applicable, all claims for attorneys’ fees, costs and expenses

2.3        Employee and Company expressly waive their respective rights to recovery of any type, including damages or reinstatement, in any administrative or court action, whether state or federal, and whether brought by Employee or Company or on behalf of Employee or Company, related in any way to the matters released herein.

2.4        The parties acknowledge that this general release is not intended to bar any claims that, by statute, may not be waived, such as Employee’s right to file a charge with the National Labor Relations Board, the Equal Employment Opportunity Commission, the Occupational Safety and Health Administration (“OSHA”), the Securities and Exchange Commission (“SEC”), and other similar government agencies, claims for statutory indemnity, workers’ compensation benefits or unemployment insurance benefits, as applicable, and any challenge to the validity of Employee’s release of claims under the Age Discrimination in Employment Act of 1967, as amended, as set forth in this Retirement Agreement. In addition, this general release does not waive Employee’s claims for vested benefits under Company’s employee benefit plans, including ERISA claims. Furthermore, although Employee acknowledges and agrees that Employee shall not be entitled to further monetary compensation from the Released Parties as a result of any such claim, investigation or proceeding, nothing in this Retirement Agreement limits Employee’s right to receive a monetary award from a government-administered whistleblower award program, including but not limited to those administered by OSHA, the SEC (pursuant to Section 21F of the Exchange Act), or any other government agencies, for information provided by Employee.

2.5        The parties acknowledge that each may discover facts or law different from, or in addition to, the facts or law that each party knows or believes to be true with respect to the claims released in this Retirement Agreement and agree, nonetheless, that this Retirement Agreement and the release contained in it shall be and remain effective in all respects notwithstanding such different or additional facts or the discovery of them, and that it is Employee’s and Company’s intention to fully and finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected, which now exist or heretofore have existed between them.

2.6        The parties declare and represent that they each intend this Retirement Agreement to be complete and not subject to any claim of mistake, and that the release herein expresses a full and complete release and each party intends the release herein to be final and complete. The parties execute this release with the full knowledge that this release covers all possible claims against the Released Parties and Employee, to the fullest extent permitted by law.

3.     Representation Concerning Filing of Legal Actions. The parties each represent that, as of the date of this Retirement Agreement, neither has filed any lawsuits, charges, complaints, petitions, claims or other accusatory pleadings against the other in any court or with any governmental agency, related to the matters released in this Retirement Agreement.

2 of 4

Exhibit “A”

4.     Non-disparagement. Employee agrees that Employee will not make any voluntary statements, written or oral, or cause or encourage others to make any such statements that defame, disparage or in any way criticize the personal and/or business reputations, practices or conduct of Company or any of the other Released Parties. In exchange for the promises in this paragraph, Company agrees to instruct its officers and directors to not make any voluntary statements, written or oral, or cause or encourage others to make any such statements that defame, disparage or in any way criticize the personal and/or business reputation, practices or conduct of Employee.

5.     Return of Company Property. Employee understands and agrees that as a condition of receiving the Payment, all Company property must be returned to Company. By signing this Retirement Agreement, Employee covenants that Employee will return all Company property, data and information belonging to Company, including all code and computer programs, and information of whatever nature, as well as any other materials, keys, passcodes, access cards, credit cards, computers, documents or information, including but not limited to confidential information in Employee’s possession or control no later than the Retirement Date. Further, Employee represents that Employee has retained no copies thereof, including electronic copies and agrees that Employee will not use or disclose to others any confidential or proprietary information of Company.

6.     Employment Agreement. Employee further agrees to comply with the continuing obligations set forth in the surviving provisions of the Employment Agreement.

7.     Affirmation. Employee affirms that Employee has been paid all compensation, wages, bonuses, and commissions due, and has been provided all leaves (paid or unpaid) and benefits to which Employee may be entitled.

8.     No Admissions. By entering into this Retirement Agreement, Employee, Company and the Released Parties make no admission that they have engaged, or are now engaging, in any unlawful conduct. The parties understand and acknowledge that this Retirement Agreement is not an admission of liability and shall not be used or construed as such in any legal or administrative proceeding.

9.     Older Workers’ Benefit Protection Act. This Retirement Agreement is intended to satisfy the requirements of the Older Workers’ Benefit Protection Act, 29 U.S.C. sec. 626(f). Employee is advised to consult with an attorney before executing this Retirement Agreement.

9.1        Acknowledgments/Time to Consider. Employee acknowledges and agrees that (a) Employee has read and understands the terms of this Retirement Agreement; (b) Employee has been advised in writing to consult with an attorney before executing this Retirement Agreement; (c) Employee has obtained and considered such legal counsel as Employee deems necessary; (d) Employee has been given twenty- one (21) days to consider whether or not to enter into this Retirement Agreement (although Employee may elect not to use the full 21-day period at Employee’s option); and (e) by signing this Retirement Agreement, Employee acknowledges that Employee does so freely, knowingly, and voluntarily.

9.2        Revocation/Effective Date. This Retirement Agreement shall not become effective or enforceable until the eighth day after Employee signs this Retirement Agreement. In other words, Employee may revoke Employee’s acceptance of this Retirement Agreement within seven (7) days after the date Employee signs it. Employee’s revocation must be in writing and received by Company, on the seventh day in order to be effective, as follows: to David Thompson via email at dthompson@cimgroup.com. Employee agrees that Employee’s email signature will be valid and binding for all purposes. If Employee does not revoke acceptance within the seven (7) day period, Employee’s acceptance of this Retirement Agreement shall become binding and enforceable on the eighth day (“Effective Date”). The Payment shall become due and payable in accordance with paragraph 1 above and its subparts after the Effective Date of this Retirement Agreement.

3 of 4

Exhibit “A”

9.3            Preserved Rights of Employee. This Retirement Agreement does not waive or release any rights or claims that Employee may have under the Age Discrimination in Employment Act that arise after the execution of this Retirement Agreement. In addition, this Agreement does not prohibit Employee from challenging the validity of this Retirement Agreement’s waiver and release of claims under the Age Discrimination in Employment Act of 1967, as amended.

10.   Severability. In the event any provision of this Retirement Agreement shall be found unenforceable, the unenforceable provision shall be deemed deleted and the validity and enforceability of the remaining provisions shall not be affected thereby.

11.   Full Defense. This Retirement Agreement may be pled as a full and complete defense to, and may be used as a basis for an injunction against, any action, suit or other proceeding that may be prosecuted, instituted or attempted by Employee or Company in breach hereof.

12.   Applicable Law. The validity, interpretation and performance of this Retirement Agreement shall be construed and interpreted according to the laws of the United States of America and the State of Texas.

13.   Entire Agreement; Modification; Employment Agreement. This Retirement Agreement, including the surviving provisions of the Employment Agreement, is intended to be the entire agreement between the parties and supersedes and cancels any and all other and prior agreements, written or oral, between the parties regarding this subject matter. This Retirement Agreement may be amended only by a written instrument executed by all parties hereto. To the extent there are any inconsistencies between this Retirement Agreement and the Employment Agreement, the provisions of this Agreement shall govern.

THE PARTIES TO THIS RETIREMENT AGREEMENT HAVE READ THE FOREGOING RETIREMENT AGREEMENT AND FULLY UNDERSTAND EACH AND EVERY PROVISION CONTAINED HEREIN. WHEREFORE, THE PARTIES HAVE EXECUTED THIS RETIREMENT AGREEMENT ON THE DATES SHOWN BELOW.

CIM COMMERCIAL TRUST CORPORATION

Name: David Thompson
Title: Chief Executive Officer

Jan F. Salit

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Exhibit “A”